SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 4
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                        AIM INVESTMENT SECURITIES FUNDS


     This Amendment No. 4 to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (this "Amendment") amends, effective as of June 23, 2003, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 23, 2003.




                                           By:      /s/ Robert H. Graham
                                                    ---------------------------
                                                    Name: Robert H. Graham
                                                    Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 4
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                       OF AIM INVESTMENT SECURITIES FUNDS


                                  "SCHEDULE A

                        AIM INVESTMENT SECURITIES FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

   PORTFOLIO                                      CLASSES OF EACH PORTFOLIO

   AIM High Yield Fund                            Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Investor Class Shares

   AIM Income Fund                                Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Investor Class Shares

   AIM Intermediate Government Fund               Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Investor Class Shares

   AIM Limited Maturity Treasury Fund             Class A Shares
                                                  Class A3 Shares
                                                  Institutional Class Shares

   AIM Money Market Fund                          Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  AIM Cash Reserve Shares
                                                  Investor Class Shares

   AIM Municipal Bond Fund                        Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Investor Class Shares

   AIM Short Term Bond Fund                       Class C Shares

   AIM Total Return Bond Fund                     Class A Shares
                                                  Class B Shares
                                                  Class C Shares"